Note 19	12 Months Ended
Dec. 31, 2023
Tax Assets And Liabilties [Abstract]
Disclosure of tax assets and liabilities [Text Block]	Tax assets and liabilitiesConsolidated tax group
Pursuant to current legislation, BBVA consolidated tax group in Spain includes the Bank (as the parent company) and its Spanish subsidiaries that meet the requirements provided for under Spanish legislation regulating the taxation regime for the consolidated profit of corporate groups.
The Group’s non-Spanish banks and subsidiaries file tax returns in accordance with the tax legislation in force in each country.
Years open for review by the tax authorities
As of December 31, 2023, the BBVA consolidated tax group in Spain was undergoing inspection in connection with the years 2018 to 2020, with respect to the main taxes applicable to it.
The remainder of the Spanish consolidated entities in general have the last four years open for inspection by the tax authorities for the main taxes applicable, except for those in which there has been an interruption of the limitation period due to the start of an inspection.
In Mexico, during the year 2023, the inspection procedure corresponding to the year 2017 in BBVA Mexico, S.A. has been completed. The settlement issued by the Tax Administration Service (SAT) as a result of said inspection procedure has been appealed by BBVA Mexico in administrative proceedings, which have not been resolved at the date of preparation of these Consolidated Financial Statements. However, the Group and its tax advisors believe that, in the event that any such liability were to materialize, the resulting tax liability would not materially affect the Group's consolidated financial statements.
In addition, BBVA México, S.A. is currently under inspection for income tax and value added tax for the year 2018.
In view of the varying interpretations that can be made of some applicable tax legislation, the outcome of the tax inspections of the open years that may be conducted by the tax authorities in the future may give rise to contingent tax liabilities which cannot be reasonably estimated at the present time. However, the Group considers that the possibility of these contingent liabilities becoming actual liabilities is remote and, in any case, the tax charge which might arise therefore would not materially affect the Group’s consolidated financial statements.
Reconciliation
The reconciliation of the Group’s corporate income tax expense resulting from the application of the Spanish corporation income tax rate and the income tax expense recognized in the consolidated income statements is as follows:

Reconciliation of taxation at the Spanish corporation tax rate to the tax expense recorded for the year (Millions of Euros)
		2023		2022 ⁽¹⁾		2021
	Amount	Effective tax %	Amount	Effective tax %	Amount	Effective tax %
Profit or (-) loss before tax	12,419		10,268		8,399
From continuing operations	12,419		10,268		7,247
From discontinued operations	—		—		1,152
Taxation at Spanish corporation tax rate 30%	3,726		3,080		2,519
Lower/higher effective tax rate from foreign entities ⁽²⁾	2		317		(332)
Mexico	(194)	27%	(203)	26%	(109)	27%
Chile	(4)	11%	(8)	13%	(5)	22%
Colombia	(25)	14%	24	37%	—	30%
Peru	(55)	20%	(16)	27%	5	31%
Turkey	314	57%	621	70%	(125)	23%
USA	5	33%	17	17%	(62)	19%
Others	(39)		(118)		(36)
Revenues with lower tax rate (dividends/capital gains)	(26)		(25)		(30)
Equity accounted earnings	(8)		(6)		—
USA Sale effect	—		—		544
Other effects	309		139		80
Income tax	4,003		3,505		2,781
Of which: Continuing operations	4,003		3,505		1,909
Of which: Discontinued operations			—		872
(1) Balances corresponding to 2022 have been restated according to IFRS 17 (see Notes 1.3 and 2.3).
(2) Calculated by applying the difference between the tax rate in force in Spain and the one applied to the Group’s earnings in each jurisdiction.
The effective income tax rate for the Group in the years ended December 31, 2023, 2022 and 2021 is as follows:

Effective tax rate (Millions of Euros)
	2023	2022 ⁽¹⁾	2021
Income from:
Consolidated tax group in Spain	2,601	2,206	655
Other Spanish entities	6	(462)	5
Foreign entities	9,812	8,524	6,587
Gains (losses) before taxes from continuing operations	12,419	10,268	7,247
Tax expense or income related to profit or loss from continuing operations	4,003	3,505	1,909
Effective tax rate	32.2%	34.1%	26.3%
(1) Balances corresponding to 2022 have been restated according to IFRS 17 (see Notes 1.3 and 2.3).
In 2023, in general terms, there have been no changes in the nominal corporate income tax rate in the main countries in which the Group is present compared to those existing in the previous period, except in the case of Turkey, where the applicable tax rate has increased from 25% to 30%, and Colombia, where the tax rate has increased from 38% to 40%. In the year 2022, out of the main countries in which the Group is present, there were changes in the nominal corporate income tax rate (compared to those existing in the previous year) in Colombia (from 34% to 38%).
Income tax recognized in equity
In addition to the income tax expense recognized in the consolidated income statements, the Group has recognized the following income tax charges for these items in the consolidated total equity:

Tax recognized in total equity (Millions of Euros)
	2023	2022 ⁽¹⁾	2021
Charges/credits to total equity
Debt securities and others	217	801	(174)
Equity instruments	68	(56)	(33)
Total	285	745	(207)
(1) Balances corresponding to 2022 have been restated according to IFRS 17 (see Notes 1.3 and 2.3).
Current and deferred taxes
The balance under the heading "Tax assets" in the consolidated balance sheets includes the balances receivable from the tax authorities relating to current and deferred tax assets. The balance under the “Tax liabilities” heading includes the balances payable in respect of the Group’s various current and deferred tax liabilities. The details of the mentioned tax assets and liabilities are as follows:

Tax assets and liabilities (Millions of Euros)
	2023	2022 ⁽¹⁾	2021
Tax assets
Current tax assets (2)	2,860	1,978	932
Deferred tax assets	14,641	14,747	14,917
Pensions	445	422	416
Financial Instruments	1,069	1,478	1,408
Loss allowances	2,127	1,834	1,676
Other	1,467	1,261	1,101
Secured tax assets	8,534	8,689	9,304
Tax losses	999	1,063	1,012
Total	17,501	16,725	15,850
Tax liabilities
Current tax liabilities (2)	878	1,415	644
Deferred tax liabilities	1,677	1,520	1,769
Financial Instruments	761	557	1,124
Other	916	963	645
Total	2,554	2,935	2,413
(1) Balances corresponding to 2022 have been restated according to IFRS 17 (see Notes 1.3 and 2.3).
(2) The increase in current tax assets relates mainly to a higher tax receivable by the tax group in Spain for the refund of year 2023 corporate income tax as a result of the instalment payments made in the year. On the other hand, the decrease in current tax liabilities mainly corresponds to a lower tax payable in Mexico in relation to the estimated corporate income tax for the year 2023, due to the increase in its installment payments for the year.
The most significant variations of the deferred tax assets and liabilities in the years 2023, 2022 and 2021 were derived from the following items:

Deferred tax assets and liabilities. Annual variations (Millions of Euros)
		2023		2022 ⁽¹⁾		2021
	Deferred assets	Deferred liabilities	Deferred assets	Deferred liabilities	Deferred assets	Deferred liabilities
Balance at the beginning	14,747	1,520	14,917	1,769	15,327	1,809
Pensions	23	—	6	—	(23)	—
Financials instruments	(409)	204	70	(567)	116	216
Loss allowances	293	—	158	—	(7)	—
Others	206	(47)	160	318	32	(256)
Secured tax assets	(155)	—	(615)	—	(57)	—
Tax losses	(64)	—	51	—	(471)	—
Balance at the end	14,641	1,677	14,747	1,520	14,917	1,769
(1) Balances corresponding to 2022 have been restated according to IFRS 17 (see Notes 1.3 and 2.3).
With respect to the changes in deferred tax assets and liabilities in 2023 contained in the above table, the following should be pointed out:
–Secured tax assets decreased as a result of the offsetting of these assets provided for in the estimate of the Spanish tax group's income tax for 2023.
–There was a decrease in tax assets due to tax losses because, in 2023, the tax Group in Spain generated positive taxable income that allowed the offsetting of tax losses and deductions.
–The level of deferred tax assets (other than those guaranteed and those linked to tax losses) net of deferred tax liabilities, remains at very similar levels, although with a certain net reduction, since the increase experienced by Mexico (mainly due to the exchange rate effect) and Turkey (among others, due to the tax revaluation of its assets associated with inflation) is neutralized, especially, by the net decrease in Spain, among others, due to the effects associated with the valuations of financial instruments. The very functioning of corporate income tax, due to the differences between accounting and taxation, produces constant movements in deferred taxes.
Of the deferred tax assets and liabilities contained in the table above, those included in Note 19.4 above have been recognized against the entity's equity, and the rest against earnings for the year or reserves.
As of December 31, 2023, 2022 and 2021, the estimated amount of temporary differences associated with investments in subsidiaries, joint ventures and associates, which were not recognized as deferred tax liabilities in the consolidated balance sheets, amounted to €96, €88 and €93 million, respectively.
Of the deferred tax assets contained in the above table, the detail of the items and amounts guaranteed by the Spanish government, broken down by the items that originated those assets is as follows:

Secured tax assets (Millions of Euros)
	2023	2022	2021
Pensions	1,622	1,622	1,759
Loss allowances	6,912	7,067	7,545
Total	8,534	8,689	9,304
As of December 31, 2023, non-guaranteed net deferred tax assets of the above table amounted to €4,430 million (€4,537 and €3,844 million as of December 31, 2022 and 2021, respectively), which broken down by major geographies is as follows:
–Spain: Net deferred tax assets recognized in Spain totaled €1,805 million as of December 31, 2023 (€2,424 and €2,342 million as of December 31, 2022 and 2021, respectively). €883 million of the figure recorded in the year ended December 31, 2023 for net deferred tax assets related to tax credits and tax loss carry forwards and €922 million relate to temporary differences.
–Mexico: Net deferred tax assets recognized in Mexico amounted to €1,899 million as of December 31, 2023 (€1,640 and €1,121 million as of December 31, 2022 and 2021, respectively). Practically all of deferred tax assets as of December 31, 2023 relate to temporary differences.
–South America: Net deferred tax assets recognized in South America amounted to €213 million as of December 31, 2023 (€227 and €65 million as of December 31, 2022 and 2021, respectively). Of the figure recorded at year-end 2023 for net deferred tax assets, €86 million relate to tax credits for tax loss carryforwards and €127 million have arisen as temporary differences.
–Turkey: Net deferred tax assets recognized in Turkey amounted to €499 million as of December 31, 2023 (€228 and €302 million as of December 31, 2022 and 2021, respectively). Practically, all of the deferred tax assets have arisen as temporary differences.
With regard to Turkey, it should be noted that both its tax rate and its net deferred assets have been affected by the changes in the country's tax regulations during 2023, which has entailed, on the one hand, (i) the revaluation, from a tax point of view, of certain non-monetary assets based on inflation, highlighting in this respect the positive impact generated in the first quarter of the year consisting of an initial credit to the corporate income tax expense in the consolidated financial statements of the BBVA Group, amounting to approximately €260 million, and on the other hand, (ii) the modification of the general corporate income tax rate, which increases from 20% to 25% (30% for banks and financial institutions) and which is applicable to profits generated in tax periods beginning on or after January 1, 2023. It has not had a material impact on the consolidated financial statements of the BBVA Group.
Based on the information available as of December 31, 2023, including historical levels of benefits and projected results available to the Group for the coming 15 years, the Group has carried out an analysis of its recovery of deferred tax assets and liabilities and it is considered that there is sufficient positive evidence, in excess of the negative evidence, that sufficient positive taxable income will be generated for the recovery of the aforementioned unsecured deferred tax assets when they become deductible in accordance with tax legislation.
On the other hand, the Group has not recognized for accounting purposes (or, as the case may be, has been subject to a valuation adjustment) certain deferred tax assets (tax loss carryforwards, deductions and temporary differences) for which, in general, there is no legal period for offsetting, amounting to approximately €2,398 million (in terms of quota), which mainly arise from the integration of Catalunya Banc in the case of Spain, in accordance with the following breakdown by each of the jurisdictions in which the Group is located and carries on its business activities: (i) Spain: €2,352,434 thousand; (ii) United States: €27,268 thousand; (iii) Portugal: €12,179 thousand; (iv) Japan: €2,897 thousand; (v) Peru: €2,549 thousand; (vi) Netherlands: €683 thousand; and (vii) China: €96 thousand.
In connection with the above, it should be noted that within the framework of the ongoing process of rationalization of the Group's corporate structure which, among other things, may provide for the future dissolution and liquidation of companies, the materialization of the aforementioned deferred tax assets not recognized for accounting purposes may take place in the Group company that is a shareholder of the entity being dissolved and liquidated, as a result of the disclosure of tax losses pending deduction associated with the shareholding of the company which, as the case may be, is dissolved and liquidated.
Other Contributions
Temporary tax on credit institutions in Spain
On December 28, 2022, the Law for the establishment of the temporary tax on credit institutions and financial credit establishments was published in the Official State Gazette.
This law establishes an obligation to pay a non-taxable equity benefit of public nature during the years 2023 and 2024 on those credit institutions that operate in Spain whose aggregate interest income and fee and commission income in 2019 was €800 million or more.
The amount of the non-taxable equity benefit to be paid is the result of applying the percentage of 4.8% to the sum of the net interest income and fee and commission income and expense derived from the activity carried out in Spain, as shown in the income statement of the tax consolidation group to which the credit institutions belongs, corresponding to the calendar year prior to the year in which the obligation to make such a payment arose. The payment obligation arises on the first day of the calendar year of fiscal years 2023 and 2024.
The impact of the payment required to be made by BBVA on account of this benefit in 2023 amounted to €215 million and was recorded under "Other operating expense" in the consolidated income statement (see Note 42). The estimated impact corresponding to the year 2024 is €285 million and will be recorded on the first quarter of 2024 in such caption of the consolidated income statement.